UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2021

Date of Report (Date of earliest event reported)

INDUS REALTY TRUST, INC.

(Exact name of registrant as specified in charter)

Maryland	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Entry into Limited Partnership Agreement of INDUS RT, LP

On June 28, 2021, INDUS Realty Trust, Inc., a Maryland corporation (the “Company”), entered into the Agreement of Limited Partnership of INDUS RT, LP, a Maryland limited partnership (the “Operating Partnership”), by and among the Company, as the sole general partner, INDUS RT, LLC, a Maryland limited liability company and wholly-owned subsidiary of the Company, as a limited partner, and the Operating Partnership (the “Limited Partnership Agreement”). The Operating Partnership will be the entity through which the Company directly and indirectly holds substantially all of its assets and conducts its operations.

On June 28, 2021, INDUS Realty Trust, LLC, a Maryland limited liability company and the predecessor to the Operating Partnership, filed Articles of Conversion converting to a limited partnership and a Certificate of Limited Partnership establishing the Operating Partnership with the State Department of Assessments and Taxation of Maryland.

A copy of the Limited Partnership Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Risk Factors

There are a number of significant risks related to the Company’s entry into the Limited Partnership Agreement, including the risk factor contained below and the risk factors contained in the Company’s Annual Report on Form 10-K for the year ended November 30, 2020.

Conflicts of interest exist or could arise in the future with the Operating Partnership or its partners.

Conflicts of interest exist or could arise in the future as a result of the relationships between the Company and its affiliates, on the one hand, and the Operating Partnership or any partner thereof, on the other. The Company’s directors and officers have duties to the Company under applicable Maryland law in connection with their direction of the management of the Company. At the same time, the Company, as general partner of the Operating Partnership, have duties to the Operating Partnership and to the limited partners under Maryland law in connection with the management of the Operating Partnership. Under Maryland law, the general partner of a Maryland limited partnership has fiduciary duties of care and loyalty, and an obligation of good faith, to the partnership and its partners. While these duties and obligations cannot be eliminated entirely in the limited partnership agreement, Maryland law permits the parties to a limited partnership agreement to specify certain types or categories of activities that do not violate the general partner’s duty of loyalty and to modify the duty of care and obligation of good faith, so long as such modifications are not unreasonable. These duties as general partner of the Operating Partnership to the partnership and its partners may come into conflict with the interests of the Company. Under the Limited Partnership Agreement, the limited partners of the Operating Partnership expressly agree that the general partner of the Operating Partnership is acting for the benefit of the Operating Partnership, the limited partners of the Operating Partnership and the Company’s stockholders, collectively. The general partner is under no obligation to give priority to the separate interests of the limited partners in deciding whether to cause the Operating Partnership to take or decline to take any actions. If there is a conflict between the interests of the Company or the Company’s stockholders, on the one hand, and the interests of the limited partners of the Operating Partnership, on the other, the Limited Partnership Agreement provides that any action or failure to act by the general partner that gives priority to the separate interests of the Company or the Company’s stockholders that does not result in a violation of the contractual rights of the limited partners of the Operating Partnership under the Limited Partnership Agreement will not violate the duties that the general partner owes to the Operating Partnership and its partners.

Additionally, the Limited Partnership Agreement provides that the Company generally will not be liable to the Operating Partnership or any partner for any action or omission taken in the Company’s capacity as general partner, for the debts or liabilities of the Operating Partnership or for the obligations of the Operating Partnership under the Limited Partnership Agreement, except for liability for the Company’s fraud, willful misconduct or gross negligence, pursuant to any express indemnity the Company may give to the Operating Partnership or in connection with a redemption. The Operating Partnership must indemnify the Company, the Company’s directors and officers, officers of the Operating Partnership and the Company’s designees from and against any and all claims that relate to the operations of the Operating Partnership, unless (1) an act or omission of the person was material to the matter giving rise to the action and either was committed in bad faith or was the result of active and deliberate dishonesty, (2) the person actually received an improper personal benefit in violation or breach of the Limited Partnership Agreement or (3) in the case of a criminal proceeding, the indemnified person had reasonable cause to believe that the act or omission was unlawful. The Operating Partnership must also pay or reimburse the reasonable expenses of any such person in advance of a final disposition of the proceeding upon its receipt of a written affirmation of the person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any amounts paid or advanced if it is ultimately determined that the person did not meet the standard of conduct for indemnification. The Operating Partnership is not required to indemnify or advance funds to any person with respect to any action initiated by the person seeking indemnification without the Company’s approval (except for any proceeding brought to enforce such person’s right to indemnification under the Limited Partnership Agreement) or if the person is found to be liable to the Operating Partnership on any portion of any claim in the action.

No reported decision of a Maryland appellate court has interpreted provisions that are similar to the provisions of the Limited Partnership Agreement that modify the fiduciary duties of the general partner of the Operating Partnership, and the Company has not obtained an opinion of counsel regarding the enforceability of the provisions of the Limited Partnership Agreement that purport to waive or modify the fiduciary duties and obligations of the general partner of the Operating Partnership.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements include INDUS’s beliefs and expectations regarding future events or conditions. Although INDUS believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by INDUS as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of INDUS and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of the events set forth in these statements are described in INDUS’s Securities and Exchange Commission filings, including the “Business,” “Risk Factors” and “Forward-Looking Statements” sections in INDUS’s Annual Report on Form 10-K for the fiscal year ended November 30, 2020 and the “Risk Factor” included in this Current Report on Form 8-K. INDUS disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Agreement of Limited Partnership of INDUS RT, LP, dated June 28, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS REALTY TRUST, INC.

	By:	/s/Anthony J. Galici
Anthony J. Galici
Date: June 30, 2021		Executive Vice President and Chief Financial Officer